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                       LORD ABBETT MUNICIPAL INCOME TRUST
                       Georgia Tax-Free Trust (the "Fund")

            SUPPLEMENT DATED SEPTEMBER 30, 2005 TO THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2005
                              (CLASS A, B, C, & P)

SUMMARY:

Effective October 1, 2005, the first day of the calendar quarter subsequent to the Fund's net assets reaching $100 million, the 12b-1 Plan for Class A shares of the Fund will become operative. Beginning that date, the Fund will pay a 12b-1 service fee of 0.15% and a 12b-1 distribution fee of 0.10% with respect to Class A shares of the Fund purchased prior to October 1, 2005, and a 12b-1 service fee of 0.25% and a 12b-1 distribution fee of 0.10% with respect to Class A shares purchased after October 1, 2005. It is expected that for the current fiscal year, total 12b-1 fees will approximate 0.25% of Class A average daily net assets. (12b-1 fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.)

Prior to October 1, 2005, purchases of $1 million or more of Class A shares of the Fund have been subject to a 1.00% front-end sales charge. Effective October 1, 2005, Class A shares of the Fund may now be purchased without a front-end sales charge under any of the following conditions, in addition to the conditions currently listed in the Prospectus:

    -   purchases of $1 million or more,
    - purchases by Retirement and Benefit Plans* with at least 100 eligible employees, and
    - purchases for Retirement and Benefit Plans made through Financial Intermediaries* that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor* specifically for such purchases.
These categories may be subject to a CDSC* (as described on page 90 of the Prospectus).

IN ADDITION, EFFECTIVE OCTOBER 1, 2005, DEALERS* MAY NOW RECEIVE
DISTRIBUTION-RELATED COMPENSATION (I.E., CONCESSIONS) FOR CLASS A SHARES OF THE FUND PURCHASED UNDER THE THREE CONDITIONS LISTED ABOVE ACCORDING TO THE FOLLOWING SCHEDULE:

                   DEALER CONCESSION SCHEDULE - CLASS A SHARES
            (FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)

            THE DEALER CONCESSION RECEIVED IS BASED ON THE AMOUNT OF
                      CLASS A SHARE INVESTMENT AS FOLLOWS:

                                    FRONT END SALES          DEALER'S CONCESSION
CLASS A INVESTMENTS                 CHARGE**                 EFFECTIVE 10/1/05
-------------------                 ---------------          -------------------
First $5 million                    None                     1.00%
Next $5 million above that          None                     0.55%
Next $40 million above that         None                     0.50%
Over $50 million                    None                     0.25%

**Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

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* As defined in the Prospectus. Terms used in this Supplement are defined according to the Prospectus and Statement of Additional Information.

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CHANGES TO THE PROSPECTUS EFFECTIVE OCTOBER 1, 2005:

PAGE 61: The row of the Fee Table showing Distribution and Service (12b-1) Fees will be changed from 0.00% to 0.25% for Class A shares of the Fund.

PAGE 61: In the sidebar "12b-1 Fees," the following sentences will be deleted:

     "The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets."

PAGE 62: In the "Example," the costs (including applicable contingent deferred sales charges) of owning Class A Shares will be changed as follows:

     1 YEAR                3 YEARS          5 YEARS           10 YEARS
     $ 386                 $ 569            $ 768             $ 1,340

     You would pay the following expenses if you did not redeem your shares:

     1 YEAR                3 YEARS          5 YEARS           10 YEARS
     $ 386                 $ 569            $ 768             $ 1,340

PAGE 85: In the table "Front-End Sales Charges - Class A Shares (All Funds)," the word "Georgia" will be deleted from the following sentence:

     "The following $1 million category applies only to the Georgia, Michigan, Minnesota and Washington Funds until each Fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund."

PAGE 88: In the section "Class A Share Purchases without a Front-End Sales Charge," the word "Georgia" will be deleted from the following starred footnote:

     "These categories may be subject to a CDSC.* These categories do not apply to Georgia, Michigan, Minnesota and Washington Funds until the Fund's Rule 12b-1 Plan becomes effective, at which time these categories will apply to the Fund."

PAGE 89: In the section "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge," the word "Georgia" will be deleted from the following sentence above the table "Dealer Concession Schedule - Class A Shares":

     "These concessions do not apply to the Georgia, Michigan, Minnesota or Washington Funds until the Fund's Rule 12b-1 Plan becomes effective, at which time these concessions will apply to the Fund."

PAGE 93: In the section "Sales Compensation," the word "Georgia" will be deleted from the following footnote (1) of the table:

     "The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund's Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund's Class A shares had not reached $100 million."

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CHANGE TO THE STATEMENT OF ADDITIONAL INFORMATION EFFECTIVE OCTOBER 1, 2005:

PAGE 44: In the section "Classes of Shares--Rule 12b-1 Plans--Class A, B, C and P," the word "Georgia" will be deleted from the following paragraph:

     "The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. As of September 30, 2004, the net assets of each Fund have not reached $100 million."

                     *           *           *

All statements in the Prospectus and Statement of Additional Information inconsistent with the above changes shall be revised to be consistent with such changes.